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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ___________________


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 6, 2010

                              ___________________


                            ODYSSEY HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    000-33267              43-1723043
        (State or other             (Commission File        (I.R.S. Employer
jurisdiction of incorporation)           Number)          Identification Number)


   717 North Harwood Street, Suite 1500
             Dallas, Texas                                       75201
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (214) 922-9711

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item  1.01      Entry  into  a  Material  Definitive  Agreement.

     As part of the 2010 Annual Meeting of Stockholders (the "Annual Meeting") of Odyssey HealthCare, Inc., a Delaware corporation ("Odyssey"), the Board of Directors of Odyssey proposed that Odyssey's stockholders approve an amendment (the "Amendment") to the Odyssey 2001 Equity-Based Compensation Plan (the
"Plan"). Among other things, the Amendment (1) provides that either the granting or vesting of awards may be subject to certain performance standards,
(2) describes the persons eligible to receive awards under the Plan, and (3) specifies the individual limit on awards granted to Covered Employees (as defined in the Plan), in order that certain awards may continue to be fully deductible by Odyssey for federal income tax purposes.

     The Amendment was approved by Odyssey's stockholders at the Annual Meeting and became effective as of May 6, 2010.

     The above description of the Amendment is qualified in its entirety by reference to the terms of the Amendment attached hereto as Exhibit 10.1.

Item  5.07.     Submission  of  Matters  to  a  Vote  of  Security  Holders

     On May 6, 2010, Odyssey held its Annual Meeting. Odyssey's stockholders approved all three proposals detailed in Odyssey's Definitive Proxy Statement on
Schedule 14A, which was filed with the Securities and Exchange Commission on April 5, 2010.

     The proposals voted on by the stockholders at the Annual Meeting were as follows:

1. Odyssey's stockholders elected three individuals to the Board of Directors of Odyssey as set forth below:

      Nominees            Votes For          Against           Abstain      Broker Non-Votes
--------------------- ----------------- ----------------- ----------------- -----------------
Richard R. Burnham       25,984,857         1,479,839          22,268           2,381,662
James E. Buncher         26,219,427         1,244,914          22,623           2,381,662
Robert A. Ortenzio       23,207,526         4,249,140          30,298           2,381,662

2. Odyssey's stockholders approved the Third Amendment to the Odyssey 2001 Equity-Based Compensation Plan, as set forth below:

       Votes For            Votes Against             Abstain            Broker Non-Votes
---------------------- ---------------------- ---------------------- ----------------------
      25,169,172             2,236,347                81,445               2,381,662

3. Odyssey's stockholders ratified the selection of Ernst & Young LLP as Odyssey's independent registered public accounting firm for the year ending December 31, 2010, as set forth below.

      Votes For            Votes Against             Abstain            Broker Non-Votes
---------------------- ---------------------- ---------------------- ----------------------
      29,596,601              236,135                 35,890                   0

Item  9.01      Financial  Statements  and  Exhibits.

        (d)     Exhibits.

10.1 Third Amendment to the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan, effective May 6, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ODYSSEY HEALTHCARE, INC.



Date:  May 11, 2010                          By:   /s/ R. Dirk Allison
                                                   -----------------------------
                                                   R. Dirk Allison
                                                   Senior Vice President and
                                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                                 Exhibit Title
------        ------------------------------------------------------------------

10.1 Third Amendment to the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan, effective May 6, 2010.